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                            BATTERY PARK FUNDS, INC.
                                 CODE OF ETHICS


1.   STATEMENT OF GENERAL FIDUCIARY PRINCIPLES

         This Code of Ethics is based on the principles that (i) Access Persons (as such term is hereinafter defined) owe a fiduciary duty to, among others, the shareholders of the Fund to conduct their personal transactions in Securities in a manner which neither interferes with Fund portfolio transactions nor otherwise takes unfair or inappropriate advantage of an Access Person's relationship to the Fund; (ii) in complying with the fiduciary duty, Access Persons owe shareholders the highest duty of trust and fair dealing; and (iii) Access Persons must, in all instances, place the interests of the shareholders of the Fund ahead of the Access Person's own personal interest or the interests of others. For example, in order to avoid the appearance of conflict from a personal transaction in a Security, the failure to recommend that Security to, or the failure to purchase that Security for, the Fund, may be considered a violation of this Code.

         Access Persons must adhere to these general fiduciary principles, as well as comply with the specific provisions of this Code. Technical compliance with the terms of this Code will not automatically insulate an Access Person from scrutiny in instances where the personal transactions in a Security undertaken by such Access Person show a pattern of abuse of such Access Person's fiduciary duty to the Fund and its shareholders or a failure to adhere to these general fiduciary principles.

2.   DEFINITIONS

     (a) "Fund" means each registered investment company named above which adopts this Code and any series or portfolios of such Fund.

     (b) "Access Person" means any director, trustee, officer, managing general partner, general partner, or Advisory Person of the Fund, and all relatives living within the same household as such Access Person; provided, however, that any Access Person who is an officer or employee of the Fund's investment advisor, its principal underwriter or any operating company that is an affiliate or subsidiary of the Fund's investment adviser or principal underwriter shall be subject to the provisions and terms of such adviser's or underwriter's code of ethics, and shall not be subject to this code.

     (c) The "1940 Act" means the Investment Company Act of 1940, as amended.

     (d) "Advisory Person" means (i) any employee of either the Fund or of any company in a control relationship to the Fund who, in connection with the employee's regular functions or duties, makes, participates in, or normally obtains information regarding the current purchases or sales of a Security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who normally obtains information concerning current recommendations made to the Fund with regard to the purchases or sales of a Security.

     (e) A Security is "being considered for purchase or sale" when a recommendation to purchase or sell a Security has been made and communicated and, with respect to the




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         person making the recommendation, when such person seriously considers making such a recommendation.

     (f) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all Securities which an Access Person has or acquires. As a general matter, "beneficial ownership' will be attributed to an Access Person in all instances where the Access Person (i) possesses the ability to purchase or sell the Securities (or the ability to direct the disposition of the Securities); (ii) possesses voting power (including the power to vote or to direct the voting) over such Securities; or (iii) receives any benefits substantially equivalent to those of ownership.

     (g) "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the 1940 Act.

     (h) "Disinterested director" means a director, trustee, or managing general partner of the Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

     (i) "Purchase or sale of a Security" includes, inter alia, the writing of an option to purchase or sell a Security.

     (j) "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act, and shall include: equity and debt securities; options on and warrants to purchase equity or debt securities; shares of closed-end investments companies; and Related Securities. "Related Securities" are instruments and securities that are related to, but not the same as, a Security. For example, a Related Security may be convertible into a Security, or give its holder the right to purchase the Security. For purposes of reporting, "Security" shall include futures contracts. "Security" shall not include: securities issued by the Government of the United States (including short-term debt securities which are U.S. government securities pursuant to Section 2(a)(16) of the 1940 Act); bankers' acceptances; bank certificates of deposit, commercial paper; shares of registered open-end investment companies; Securities which are not eligible for purchase or sale by the Fund and such other instruments as may be determined by the Fund's Board of Directors, from time to time.

     (k) "Public Company" means any entity subject to the reporting requirements of the Securities Exchange Act of 1934.

3.   EXEMPTED TRANSACTIONS

     The prohibitions of Section 4 of this Code shall not apply to:

     (a) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control.

     (b) Purchase or sales which are non-volitional on the part of either the Access Person or the Fund, subject to the provisions of Section 4(h) of this Code.


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     (c) Purchases which are either: made solely with the dividend proceeds received in a dividend reinvestment plan; or part of an automatic payroll deduction plan, whereby an employee purchases securities issued by an employer.

     (d) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and any sales of such rights so acquired.

4.   PROHIBITED TRANSACTIONS AND ACTIVITIES

     (a) No Access Person shall purchase or sell, directly or indirectly, any Security in which he or she has, or by reason of such transaction acquires, a direct or indirect beneficial ownership interest and which he or she knows, or should have known, at the time of such purchase or sale:
              (i)   is being considered for purchase or sale by the Fund; or
              (ii)  is being purchased or sold by the Fund.

     (b) Inducing or causing the Fund to take action, or to fail to take action, for the purpose of achieving a personal benefit, rather than to benefit the Fund, is a violation of this Code. Examples of this would include causing the Fund to purchase a Security owned by the Access Person for the purpose of supporting or driving up the price of the Security, and causing the Fund to refrain from selling a Security in an attempt to protect the value of the Access Person's investment, such as an outstanding option.

     (c) Using knowledge of the Fund's portfolio transactions to profit by the market effect of such transactions is a violation of this Code. One test which will be applied in determining whether this prohibition has been violated will be to review the Securities transactions of Access Persons for patterns. However, it is important to note that a violation could result from a single transaction if the circumstances warranted a finding that the provisions of Section 1 of this Code have been violated.

     (d) All Access Persons are prohibited from acquiring any Security distributed in an initial public offering, until trading of this Security commences in the secondary market.

     (e) All Access Persons are prohibited from acquiring Securities for their personal accounts in a private placement without the express prior written approval of the President of the Fund's investment adviser (or his designee). The President of the Fund's investment advisor (or his designee) shall file with the Compliance Director for the investment advisor a copy of any such written approval, accompanied by a memorandum detailing the reasons supporting the approval. In instances where an Access Person, after receiving prior approval, acquires a Security in a private placement, the Access Person has an affirmative obligation to disclose this investment to the President of the Fund's investment adviser (or his designee) if the Access Person participates in any subsequent consideration of any potential investment, by the Fund, in the issuer of those Securities. The Fund's decision to purchase Securities of such an issuer (following a purchase by an Access Person in an approved personal transaction) will be subject to an independent review by the President of the Fund's investment adviser, or his designee, so long as the person conducting such review has no personal interest in the issuer.

     (f) All Access Persons are prohibited from executing a personal transaction in all Securities (including transactions in pension or profit-sharing plans in which the Access Person has



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         a beneficial interest), without express prior approval of the President of the Fund's investment adviser (or his designee). Notwithstanding the receipt of express prior approval, any purchases or sales by Access Persons undertaken in reliance on this provision remain subject to the prohibitions enumerated in Section 4(g) and (h) of this Code.

     (g) All Access Persons are prohibited from executing a personal transaction in any Security on a day during which the Fund has a pending "buy" or "sell" order for the Security, until the Fund's order is either executed or withdrawn. All Access Persons are prohibited from purchasing or selling any Security within seven (7) calendar days before and after the Fund purchases or sells the same Security. Transactions undertaken in violation of this prohibition will either be required to be unwound, or any profits realized by an Access Person on any personal transactions in Securities within the proscribed periods (either undertaken while the Fund has an open order, or within the 7-day blackout period) will be required to be disgorged (to an entity designated by the President of the Fund's investment adviser [or his designee]), and the Access Person will be subject to disciplinary action, as determined by the Compliance Director for the investment adviser or the Board of Directors of the Fund.

     (h) All Access Persons are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) Securities within 60 calendar days, if such Security was also in the Fund's portfolio at the time of the Access Person's purchase or sale. Transactions undertaken in violation of this prohibition will either be required to be unwound, or any profits realized on short-term trades will be required to be disgorged. For purposes of this prohibition, each personal transaction in the Security will begin a new 60-calendar day period. As an illustration, if an Access Person purchases 1000 shares of Omega Corporation on June 1st, 500 shares on July 1st, and 250 shares on August 1st, the profit from the sale of the 1000 shares purchased on June 1st is prohibited for any transactions prior to October 1st (i.e., 60 calendar days following August 1st). In circumstances where a personal transaction in Securities within the proscribed period is involuntary (for example, due to unforeseen corporate activity, such as a merger), the Access Person must notify the Compliance Director for the investment advisor.

         In circumstances where an Access Person can document personal exigencies, the President of the Fund's investment adviser (or his designee) may grant an exemption from the prohibition of profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) Securities within 60 calendar days. Such an exemption is wholly within the discretion of the President of the investment adviser (or his designee), and any request for such an exemption will be evaluated on the basis of the facts of the particular situation.

     (i) All Access Persons are prohibited from receiving any gift, favor, preferential treatment, valuable consideration, or other thing of more than a de minimis value in any year from any person or entity from, to or through whom the Fund purchases or sells Securities, or an issuer of Securities. For purposes of this Code, "de minimis value" is equal to $100 or less.

     (j) All Access Persons are prohibited from serving on the boards of directors of any Public Company, absent express prior authorization from the President of the Fund's investment adviser (or his designee). Authorization to serve on the board of a Public Company may be granted in instances where the President of the Fund's investment adviser (or his



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         designee) determines that such board service would be consistent with the interests of the Fund and its shareholders. If prior approval to serve as a director of a Public Company is granted, an Access Person has an affirmative duty to recuse himself from participating in any deliberations by the Fund regarding possible investments in the securities issued by the Public Company on whose board the Access Person sits.

     (k) Notwithstanding the other restrictions of this Code to which Disinterested directors are subject, subparagraphs (d) through (j) of this Section 4 shall not apply to Disinterested directors.

5.   REPORTING

     (a) Every Access Person shall report to the Fund the information described in Section 5(c) of this Code with respect to transactions (other than those personal transactions in Securities exempted under Section 3 of this Code) in any Security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

     (b) A Disinterested director of the Fund need only report a personal transaction in a Security if such director, at the time of that personal transaction, know or, in the ordinary course of fulfilling his or her official duties as a director of the fund, should have known that, during the 15-day period immediately preceding or following the date of the personal transaction by the director, such Security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund or its investment advisor.

     (c) Every report shall be made not later than 10 calendar days after the end of the calendar quarter in which the transaction to which the report relates was effected, shall be dated and signed by the Access Person submitting the report, and shall contain the following information:

              (i) the date of the transaction, the title and the number of shares, and the principal amount of each Security involved:

              (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

              (iii) the price at which the transaction was effected;

              (iv) the name of the broker, dealer or bank through whom the transaction was effected; and

              (v) if there were no personal transactions in Securities during the period, either a statement to the effect or the word "None" (or some similar designation).

     (d) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

     (e) Every Access Person is required to direct his or her broker to forward to the President of the Fund's investment adviser (or his designee), on a timely basis, duplicate copies of both confirmations of all personal transactions in Securities effected for any account in




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         which such Access Person has any direct or indirect beneficial ownership interest and periodic statements relating to any such account.

     (f) Any Access Person who receives any gift, favor, preferential treatment, valuable, consideration or other thing of value of more than de minimis value in any year from any person or entity that does business either with or on behalf of the Fund (including an issuer of Securities or any entity or person through whom the Fund purchases or sells Securities) is required to report the receipt of such gift to Compliance Director for the investment advisor. This reporting requirement shall not apply to:

              (i) salaries, wages, fees or other compensation paid, or expenses paid or reimbursed, in the usual scope of an Access Person's employment responsibilities for the Access Person's employer;

              (ii) the acceptance of meals, refreshments or entertainments of reasonable value in the course of a meeting or other occasion, the purpose of which is to hold bona fide business discussions;

              (iii) the acceptance of advertising or promotional material of nominal value, such as pens, pencils, note pads, key chains, calendars and similar items;

              (iv) the acceptance of gifts, meals, refreshments, or entertainments of reasonable value that are related to commonly recognized events or occasions, such as a promotion, new job, Christmas, or other recognized holiday; or

              (v) the acceptance of awards, from an employer to an employee, for recognition of service and accomplishment.

     (g) Every Access Person shall report annually to the Fund the following information with respect to all Securities held by such Access Person, which information must be current as of a date no more than 30 days before the report was submitted:

              (i) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership;

              (ii) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person; and

              (iii) the date that the report is submitted by the Access Person.

         In addition, all Access Persons are required, on an annual basis, to certify that they have received, read, and understand the provisions of this Code, and they recognize that they are subject to its provisions. Such certification shall also include a statement that the Access Person has complied with the requirements of this Code and that the Access Person has disclosed or reported all holdings of or personal transactions in Securities that are required to be disclosed or reported pursuant to the requirements of this Code.

     (h) Every Access Person, not later than 10 days after becoming an Access Person, is required to report the following information:



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              (i)   the title, number of shares and principal amount of each
                    Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

              (ii) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

              (iii) the date that the report is submitted by the Access Person.

     (i) a Disinterested director shall be exempt from the reporting requirements contained in subparagraphs (e), (f), (g) and (h) of this
         Section 5 of this Code.

     (j) All reports to the Fund required hereunder shall be submitted to Fund, care of the Compliance Director for the Investment Advisor.

6.   SANCTIONS

     Upon discovering a violation of this Code, the Board of Directors of the Fund may take such actions or impose such sanctions, if any, as it deems appropriate, including, inter alia, a letter of censure or suspension, a fine, or a recommendation of the termination of the employment of the violator. (In instances where the violation is committed by a member of the Access Person's household, any sanction would be imposed on the Access Person.) The filing of any false, incomplete or untimely reports, as required by Section 5 of this Code, may (depending on the circumstances) be considered a violation of this Code.

























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               NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.
                                 CODE OF ETHICS


1.   STATEMENT OF GENERAL FIDUCIARY PRINCIPLES

         This Code of Ethics of Nomura Corporate Research and Asset Management Inc. ("NCRAM") is based on the principles that (i) Access Persons (as such term is hereinafter defined) owe a fiduciary duty to, among others, the shareholders of the Fund to conduct their personal transactions in Securities in a manner which neither interferes with Fund portfolio transactions nor otherwise takes unfair or inappropriate advantage of an Access Person's relationship to the Fund; (ii) in complying with the fiduciary duty, Access Persons owe shareholders the highest duty of trust and fair dealing; and (iii) Access Persons must, in all instances, place the interests of the shareholders of the Fund ahead of the Access Person's own personal interest or the interests of others. For example, in order to avoid the appearance of conflict from a personal transaction in a Security, the failure to recommend that Security to, or the failure to purchase that Security for, the Fund, may be considered a violation of this Code.

         Access Persons must adhere to these general fiduciary principles, as well as comply with the specific provisions of this Code. Technical compliance with the terms of this Code will not automatically insulate an Access Person from scrutiny in instances where the personal transactions in a Security undertaken by such Access Person show a pattern of abuse of such Access Person's fiduciary duty to the Fund and its shareholders or a failure to adhere to these general fiduciary principles.

2.   DEFINITIONS

     (a) "Fund" means each investment company registered under the 1940 Act, and any series or portfolios of such Fund, for which NCRAM acts as investment advisor or sub-investment advisor.

     (b) "Access Person" means any director, officer, or Advisory Person of NCRAM, and all relatives living within the same household as such Access Person.

     (c) The "1940 Act" means the Investment Company Act of 1940, as amended.

     (d) "Advisory Person" means (i) any employee of either NCRAM or of any company in a control relationship to NCRAM who, in connection with the employee's regular functions or duties, makes, participates in, or normally obtains information regarding the current purchases or sales of a Security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to NCRAM who normally obtains information concerning current recommendations made to the Fund with regard to the purchases or sales of a Security.

     (e) A Security is "being considered for purchase or sale" when a recommendation to purchase or sell a Security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.



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     (f) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all Securities which an Access Person has or acquires. As a general matter, "beneficial ownership' will be attributed to an Access Person in all instances where the Access Person (i) possesses the ability to purchase or sell the Securities (or the ability to direct the disposition of the Securities); (ii) possesses voting power (including the power to vote or to direct the voting) over such Securities; or (iii) receives any benefits substantially equivalent to those of ownership.

     (g) "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the 1940 Act.

     (h) "Investment Personnel" include: Access Persons with direct responsibility and authority to make investment decisions affecting the Fund (such as portfolio managers); Access Persons who provide information and advice to such portfolio managers (such as securities analysts); and Access Persons who assist in executing investment decisions for the Fund (such as traders). As the context requires, "Investment personnel" may refer to one or more Access Persons.

     (i) "Purchase or sale of a Security" includes, inter alia, the writing of an option to purchase or sell a Security.

     (j) "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act, and shall include: equity and debt securities; options on and warrants to purchase equity or debt securities; shares of closed-end investments companies; and Related Securities. "Related Securities" are instruments and securities that are related to, but not the same as, a Security. For example, a Related Security may be convertible into a Security, or give its holder the right to purchase the Security. For purposes of reporting, "Security" shall include futures contracts. "Security" shall not include: securities issued by the Government of the United States (including short-term debt securities which are U.S. government securities pursuant to Section 2(a)(16) of the 1940 Act); bankers' acceptances; bank certificates of deposit, commercial paper; shares of registered open-end investment companies; Securities which are not eligible for purchase or sale by the Fund and such other instruments as may be determined by the Fund's Board of Directors, from time to time.

     (k) "Public Company" means any entity subject to the reporting requirements of the Securities Exchange Act of 1934.

3.   EXEMPTED TRANSACTIONS

     The prohibitions of Section 4 of this Code shall not apply to:

     (a) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control.

     (b) Purchase or sales which are non-volitional on the part of either the Access Person or the Fund, subject to the provisions of Section 4(h) of this Code.


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     (c) Purchases which are either: made solely with the dividend proceeds received in a dividend reinvestment plan; or part of an automatic payroll deduction plan, whereby an employee purchases securities issued by an employer.

     (d) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and any sales of such rights so acquired.

4.   PROHIBITED TRANSACTIONS AND ACTIVITIES

     (a) No Access Person shall purchase or sell, directly or indirectly, any Security in which he or she has, or by reason of such transaction acquires, a direct or indirect beneficial ownership interest and which he or she knows, or should have known, at the time of such purchase or sale:
              (i)   is being considered for purchase or sale by the Fund; or
              (ii)  is being purchased or sold by the Fund.

     (b) Inducing or causing the Fund to take action, or to fail to take action, for the purpose of achieving a personal benefit, rather than to benefit the Fund, is a violation of this Code. Examples of this would include causing the Fund to purchase a Security owned by the Access Person for the purpose of supporting or driving up the price of the Security, and causing the Fund to refrain from selling a Security in an attempt to protect the value of the Access Person's investment, such as an outstanding option.

     (c) Using knowledge of the Fund's portfolio transactions to profit by the market effect of such transactions is a violation of this Code. One test which will be applied in determining whether this prohibition has been violated will be to review the Securities transactions of Access Persons for patterns. However, it is important to note that a violation could result from a single transaction if the circumstances warranted a finding that the provisions of Section 1 of this Code have been violated.

     (d) All Access Persons are prohibited from acquiring any Security distributed in an initial public offering, until trading of this Security commences in the secondary market.

     (e) All Access Persons are prohibited from acquiring Securities for their personal accounts in a private placement without the express prior written approval of the President of NCRAM (or his designee). The President of NCRAM (or his designee) shall file with the Compliance Director for NCRAM a copy of any such written approval, accompanied by a memorandum detailing the reasons supporting the approval. In instances where an Access Person, after receiving prior approval, acquires a Security in a private placement, the Access Person has an affirmative obligation to disclose this investment to the President of NCRAM (or his designee) if the Access Person participates in any subsequent consideration of any potential investment, by the Fund, in the issuer of those Securities. The Fund's decision to purchase Securities of such an issuer (following a purchase by an Access Person in an approved personal transaction) will be subject to an independent review by the President of NCRAM, or his designee, so long as the person conducting such review has no personal interest in the issuer.

     (f) All Access Persons are prohibited from executing a personal transaction in all Securities (including transactions in pension or profit-sharing plans in which the Access Person has a beneficial interest), without express prior approval of the President of NCRAM (or his


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         designee). Notwithstanding the receipt of express prior approval, any purchases or sales by Access Persons undertaken in reliance on this provision remain subject to the prohibitions enumerated in Section 4(g) and (h) of this Code.

     (g) All Access Persons are prohibited from executing a personal transaction in any Security on a day during which the Fund has a pending "buy" or "sell" order for the Security, until the Fund's order is either executed or withdrawn. All Access Persons are prohibited from purchasing or selling any Security within seven (7) calendar days before and after the Fund purchases or sells the same Security. Transactions undertaken in violation of this prohibition will either be required to be unwound, or any profits realized by an Access Person on any personal transactions in Securities within the proscribed periods (either undertaken while the Fund has an open order, or within the 7-day blackout period) will be required to be disgorged (to an entity designated by the President of NCRAM [or his designee]), and the Access Person will be subject to disciplinary action, as determined by the Compliance Director for NCRAM or the Board of Directors of NCRAM.

     (h) All Access Persons are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) Securities within 60 calendar days, if such Security was also in the Fund's portfolio at the time of the Access Person's purchase or sale. Transactions undertaken in violation of this prohibition will either be required to be unwound, or any profits realized on short-term trades will be required to be disgorged. For purposes of this prohibition, each personal transaction in the Security will begin a new 60-calendar day period. As an illustration, if an Access Person purchases 1000 shares of Omega Corporation on June 1st, 500 shares on July 1st, and 250 shares on August 1st, the profit from the sale of the 1000 shares purchased on June 1st is prohibited for any transactions prior to October 1st (i.e., 60 calendar days following August 1st). In circumstances where a personal transaction in Securities within the proscribed period is involuntary (for example, due to unforeseen corporate activity, such as a merger), the Access Person must notify the Compliance Director for NCRAM.

         In circumstances where an Access Person can document personal exigencies, the President of NCRAM (or his designee) may grant an exemption from the prohibition of profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) Securities within 60 calendar days. Such an exemption is wholly within the discretion of the President of NCRAM (or his designee), and any request for such an exemption will be evaluated on the basis of the facts of the particular situation.

     (i) All Access Persons are prohibited from receiving any gift, favor, preferential treatment, valuable consideration, or other thing of more than a de minimis value in any year from any person or entity from, to or through whom the Fund purchases or sells Securities, or an issuer of Securities. For purposes of this Code, "de minimis value" is equal to $100 or less.

     (j) All Access Persons are prohibited from serving on the boards of directors of any Public Company, absent express prior authorization from the President of NCRAM (or his designee). Authorization to serve on the board of a Public Company may be granted in instances where the President of NCRAM (or his designee) determines that such board service would be consistent with the interests of the Fund and its shareholders. If prior approval to serve as a director of a Public Company is granted, an Access Person has an affirmative duty to recuse himself from participating in any deliberations by the Fund


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

         regarding possible investments in the securities issued by the Public Company on whose board the Access Person sits.

     (k) Subparagraphs (d) through (j) of this Section 4 shall not apply to directors of NCRAM who are not Investment Personnel.

5.   REPORTING

     (a) Every Access Person shall report to NCRAM the information described in
         Section 5(b) of this Code with respect to transactions (other than those personal transactions in Securities exempted under Section 3 of this Code) in any Security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

     (b) Every report shall be made not later than 10 calendar days after the end of the calendar quarter in which the transaction to which the report relates was effected, shall be dated and signed by the Access Person submitting the report, and shall contain the following information:

              (i) the date of the transaction, the title and the number of shares, and the principal amount of each Security involved:

              (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

              (iii) the price at which the transaction was effected;

              (iv) the name of the broker, dealer or bank through whom the transaction was effected; and

              (v) if there were no personal transactions in Securities during the period, either a statement to the effect or the word "None" (or some similar designation).

     (c) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

     (d) Every Access Person is required to direct his or her broker to forward to the President of NCRAM (or his designee), on a timely basis, duplicate copies of both confirmations of all personal transactions in Securities effected for any account in which such Access Person has any direct or indirect beneficial ownership interest and periodic statements relating to any such account.

     (e) Any Access Person who receives any gift, favor, preferential treatment, valuable, consideration or other thing of value of more than de minimis value in any year from any person or entity that does business either with or on behalf of the Fund (including an issuer of Securities or any entity or person through whom the Fund purchases or sells Securities) is required to report the receipt of such gift to Compliance Director for NCRAM. This reporting requirement shall not apply to:



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

              (i) salaries, wages, fees or other compensation paid, or expenses paid or reimbursed, in the usual scope of an Access Person's employment responsibilities for the Access Person's employer;

              (ii) the acceptance of meals, refreshments or entertainments of reasonable value in the course of a meeting or other occasion, the purpose of which is to hold bona fide business discussions;

              (iii) the acceptance of advertising or promotional material of nominal value, such as pens, pencils, note pads, key chains, calendars and similar items;

              (iv) the acceptance of gifts, meals, refreshments, or entertainments of reasonable value that are related to commonly recognized events or occasions, such as a promotion, new job, Christmas, or other recognized holiday; or

              (v) the acceptance of awards, from an employer to an employee, for recognition of service and accomplishment; or

              (vi)  directors of NCRAM who are not Investment Personnel.

     (f) Every Access Person shall report annually to NCRAM the following information with respect to all Securities held by such Access Person, which information must be current as of a date no more than 30 days before the report was submitted:

              (i) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership;

              (ii) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person; and

              (iii) the date that the report is submitted by the Access Person.

         In addition, all Access Persons are required, on an annual basis, to certify that they have received, read, and understand the provisions of this Code, and they recognize that they are subject to its provisions. Such certification shall also include a statement that the Access Person has complied with the requirements of this Code and that the Access Person has disclosed or reported all holdings of or personal transactions in Securities that are required to be disclosed or reported pursuant to the requirements of this Code.

     (g) Every Access Person, not later than 10 days after becoming an Access Person, is required to report the following information:

              (i) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

              (ii) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and




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

              (iii) the date that the report is submitted by the Access Person.

     (h) All reports to NCRAM required hereunder shall be submitted to the Compliance Director for NCRAM.

6.   SANCTIONS

     Upon discovering a violation of this Code, the Board of Directors of NCRAM may take such actions or impose such sanctions, if any, as it deems appropriate, including, inter alia, a letter of censure or suspension, a fine, or a recommendation of the termination of the employment of the violator. (In instances where the violation is committed by a member of the Access Person's household, any sanction would be imposed on the Access Person.) The filing of any false, incomplete or untimely reports, as required by Section 5 of this Code, may (depending on the circumstances) be considered a violation of this Code.
























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
                      NOMURA SECURITIES INTERNATIONAL, INC.
                                 CODE OF ETHICS


1.   STATEMENT OF GENERAL FIDUCIARY PRINCIPLES

         This Code of Ethics of Nomura Securities International, Inc. ("NSI" or the "Principal Underwriter") is based on the principles that (i) Access Persons (as such term and all other defined terms are hereinafter defined) owe a fiduciary duty to, among others, the shareholders of the Fund to conduct their personal transactions in Securities in a manner which neither interferes with Fund portfolio transactions nor otherwise takes unfair or inappropriate advantage of an Access Person's relationship to the Fund;
     (ii) in complying with the fiduciary duty, Access Persons owe shareholders the highest duty of trust and fair dealing; and (iii) Access Persons must, in all instances, place the interests of the shareholders of the Fund ahead of the Access Person's own personal interest or the interests of others. For example, in order to avoid the appearance of conflict from a personal transaction in a Security, the failure to recommend that Security to, or the failure to purchase that Security for, the Fund, may be considered a violation of this Code.

         Access Persons must adhere to these general fiduciary principles, as well as comply with the specific provisions of this Code. Technical compliance with the terms of this Code will not automatically insulate an Access Person from scrutiny in instances where the personal transactions in a Security undertaken by such Access Person show a pattern of abuse of such Access Person's fiduciary duty to the Fund and its shareholders or a failure to adhere to these general fiduciary principles.

2.   DEFINITIONS

     (a) "Fund" means each investment company registered under the 1940 Act, and any series or portfolios of such Fund, for which NSI acts a principal underwriter.

     (b) "Access Person" means any director or officer of NSI who, in the ordinary course of business makes, participates in, or normally obtains information regarding the current purchases or sales of a Security by the Fund, or whose functions or duties in the ordinary course of business relate to the making of any recommendations with respect to such purchases or sales.

     (c) The "1940 Act" means the Investment Company Act of 1940, as amended.

     (d) A Security is "being considered for purchase or sale" when a recommendation to purchase or sell a Security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

     (e) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all Securities which an Access Person has or acquires. As a general matter, "beneficial ownership' will be attributed to an Access Person in all instances where the Access Person (i) possesses the ability to purchase or sell the Securities (or the ability to



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

         direct the disposition of the Securities); (ii) possesses voting power (including the power to vote or to direct the voting) over such Securities; or (iii) receives any benefits substantially equivalent to those of ownership.

     (f) "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the 1940 Act.

     (g) "Investment Advisor" means the affiliate of NSI which acts as investment advisor to a Fund.

     (h) "Purchase or sale of a Security" includes, inter alia, the writing of an option to purchase or sell a Security.

     (i) "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act, and shall include: equity and debt securities; options on and warrants to purchase equity or debt securities; shares of closed-end investments companies; and Related Securities. "Related Securities" are instruments and securities that are related to, but not the same as, a Security. For example, a Related Security may be convertible into a Security, or give its holder the right to purchase the Security. For purposes of reporting, "Security" shall include futures contracts. "Security" shall not include: securities issued by the Government of the United States (including short-term debt securities which are U.S. government securities pursuant to Section 2(a)(16) of the 1940 Act); bankers' acceptances; bank certificates of deposit, commercial paper; shares of registered open-end investment companies; Securities which are not eligible for purchase or sale by the Fund and such other instruments as may be determined by the Fund's Board of Directors, from time to time.

     (j) "Public Company" means any entity subject to the reporting requirements of the Securities Exchange Act of 1934.

3.   EXEMPTED TRANSACTIONS

     The prohibitions of Section 4 of this Code shall not apply to:

     (a) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control.

     (b) Purchase or sales which are non-volitional on the part of either the Access Person or the Fund.

     (c) Purchases which are either: made solely with the dividend proceeds received in a dividend reinvestment plan; or part of an automatic payroll deduction plan, whereby an employee purchases securities issued by an employer.

     (d) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and any sales of such rights so acquired.


                                     2 of 5

4.   PROHIBITED TRANSACTIONS AND ACTIVITIES

     (a) No Access Person shall purchase or sell, directly or indirectly, any Security in which he or she has, or by reason of such transaction acquires, a direct or indirect beneficial ownership interest and which he or she knows, or should have known, at the time of such purchase or sale:

              (i)  is being considered for purchase or sale by the Fund; or
              (ii) is being purchased or sold by the Fund.

     (b) Inducing or causing the Fund to take action, or to fail to take action, for the purpose of achieving a personal benefit, rather than to benefit the Fund, is a violation of this Code. Examples of this would include causing the Fund to purchase a Security owned by the Access Person for the purpose of supporting or driving up the price of the Security, and causing the Fund to refrain from selling a Security in an attempt to protect the value of the Access Person's investment, such as an outstanding option.

     (c) Using knowledge of the Fund's portfolio transactions to profit by the market effect of such transactions is a violation of this Code. One test which will be applied in determining whether this prohibition has been violated will be to review the Securities transactions of Access Persons for patterns. However, it is important to note that a violation could result from a single transaction if the circumstances warranted a finding that the provisions of Section 1 of this Code have been violated.

5.   REPORTING

     (a) Every Access Person shall report to the Investment Advisor the information described in Section 5(b) of this Code with respect to transactions (other than those personal transactions in Securities exempted under Section 3 of this Code) in any Security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

     (b) Every report shall be made not later than 10 calendar days after the end of the calendar quarter in which the transaction to which the report relates was effected, shall be dated and signed by the Access Person submitting the report, and shall contain the following information:

              (i) the date of the transaction, the title and the number of shares, and the principal amount of each Security involved:

              (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

              (iii) the price at which the transaction was effected;

              (iv) the name of the broker, dealer or bank through whom the transaction was effected; and

              (v) if there were no personal transactions in Securities during the period, either a statement to the effect or the word "None" (or some similar designation).



                                     3 of 5

     (c) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

     (d) Every Access Person is required to direct his or her broker to forward to the President of the Investment Adviser (or his designee), on a timely basis, duplicate copies of both confirmations of all personal transactions in Securities effected for any account in which such Access Person has any direct or indirect beneficial ownership interest and periodic statements relating to any such account.

     (e) Every Access Person shall report annually to the Investment Advisor the following information with respect to all Securities held by such Access Person, which information must be current as of a date no more than 30 days before the report was submitted:

              (i) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership;

              (ii) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person; and

              (iii) the date that the report is submitted by the Access Person.

         In addition, all Access Persons are required, on an annual basis, to certify that they have received, read, and understand the provisions of this Code, and they recognize that they are subject to its provisions. Such certification shall also include a statement that the Access Person has complied with the requirements of this Code and that the Access Person has disclosed or reported all holdings of or personal transactions in Securities that are required to be disclosed or reported pursuant to the requirements of this Code.

     (f) Every Access Person, not later than 10 days after becoming an Access Person, is required to report the following information:

              (i) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

              (ii) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

              (iii) the date that the report is submitted by the Access Person.

     (g) All reports to the Investment Advisor required hereunder shall be submitted to the Compliance Director for the Investment Advisor.


                                     4 of 5

6.   SANCTIONS

     Upon discovering a violation of this Code, the Board of Directors of the Investment Advisor may take such actions or impose such sanctions, if any, as it deems appropriate, including, inter alia, a recommendation to the Fund that the Fund distribution arrangements with the Principal Underwriter be terminated unless appropriate remedial action is undertaken by the Principal Underwriter, including, inter alia, a letter of censure or suspension, a fine, or a recommendation of the termination of the employment of the violator. (In instances where the violation is committed by a member of the Access Person's household, any sanction would be imposed on the Access Person.) The filing of any false, incomplete or untimely reports, as required by Section 5 of this Code, may (depending on the circumstances) be considered a violation of this Code.


































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